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                                                                   EXHIBIT 99.2

                          CONSENT OF MICHAEL MARGOLIES

     Pursuant to Rule 438, I hereby consent to the identification of me as a person who will become a director of Precept Business Services, Inc. after completion of the proposed Transactions in the Registration Statement (Form S-4, No. 333-42689) and related Proxy Statement/Prospectus of Precept Business Services, Inc.


                                       /s/ MICHAEL MARGOLIES
                                       ---------------------------------------
                                       Michael Margolies



Elmsford, New York
January 27, 1998